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                                                                   EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-K of Standard Management Corporation for the year ended December 31, 2002, I, Ronald D. Hunter, Chairman, and Chief Executive Officer of Standard Management Corporation, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Standard Management Corporation.


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March 6, 2003                       /s/ Ronald D. Hunter
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                                    Ronald D. Hunter
                                    Chairman and Chief Executive Officer